SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    July 23, 2003
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                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                     1-12381                   22-3463939
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)




6 Brighton Road, Clifton, New Jersey                              07015
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code  (973) 778-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.         Description
         -----------         -----------
         99.1                Press Release of Linens 'n Things, Inc., dated
                             July 23, 2003.

Items 9 and 12.

Attached and incorporated herein by reference and being furnished hereby as
Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated July 23, 2003, reporting the Company's sales and earnings results for the second quarter of 2003.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LINENS 'N THINGS, INC.



Dated:   July 23, 2003                     By:
                                               ---------------------------------
                                                 Name: William T. Giles
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

  Exhibit No.    Description
  -----------    -----------

    99.1         Press Release of Linens 'n Things, Inc., dated July 23, 2003.